UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026

Nano Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42044	88-0861977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Times Square, 30th Floor

New York, New York 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 634-9206

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	NNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Nano Nuclear Energy Inc. (the “Company,” “us,” “our,” or similar terminology), a Nevada corporation, has recently submitted a private proposal to Dioxitek S.A., an Argentinian state-owned nuclear fuel cycle and uranium dioxide production company and the country’s only feedstock manufacturer for nuclear fuel fabrication (“Dioxitek”), relating to the potential joint development by the parties of a natural uranium hexafluoride (UF6) production facility on Dioxitek’s existing infrastructure in Argentina.

This development arises from a previously announced Memorandum of Understanding between the Company and Dioxitek, executed in August 2025, which established a non-binding framework to assess the current capacities of natural uranium conversion and supporting infrastructure in Argentina. The submission of the proposal by the Company reflects the outcome of this collaborative work, and the preparation and submission of the proposal represents the Company’s next step towards the potential development of a UF₆ production capacity.

As the Company’s proposal is reviewed as required by Argentinian law, further work is expected to be undertaken in coordination with relevant stakeholders in Argentina to advance the assessment of technical, financial, and implementation considerations associated with any potential facility development, all with a view towards the potential negotiation and execution of definitive documentation between the Company and Dioxitek related to this project.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K (“Report”) contains or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “explore”, “aims,” “estimates”, “plans”, “believes”, “potential”, “eventual,” “goal,” “will”, “should”, “could”, “would” or “may” and other words of similar meaning. In this Report, forward-looking statements include those related to the potential future joint development of a UF6 facility by the Company and Dioxitek as described herein. These and other forward-looking statements are based on information available to us as of the date of this Report and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. In addition, for the Company, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”), U.S. Nuclear Regulatory Commission (“NRC”), Canadian Nuclear Safety Commission (“CNSC”) or related state or other U.S. or non-U.S nuclear licensing submissions, including the risk that the Company’s proposal to Dioxitek may not be accepted or lead to definitive documentation, (ii) risks related to the development of new or advanced technology and the acquisition of complementary technology or businesses, including difficulties with design and testing, cost overruns, regulatory delays, integration issues and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology within the timelines we anticipate, if ever, (v) risks related to the impact of U.S. and non-U.S. government regulation, policies and licensing requirements, including by the DOE, and the NRC, including those associated with the recently enacted ADVANCE Act and the May 23, 2025 Executive Orders seeking to streamline nuclear regulation, and (vi) similar risks and uncertainties associated with the operating a developing business a highly regulated, competitive and rapidly evolving industry, including that our plans may change and we may use our cash on hand faster or in different ways than anticipated as our business requires. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and the Company therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2026	NANO Nuclear Energy Inc.

	By:	/s/ James Walker
	Name:	James Walker
	Title:	Chief Executive Officer